Class A and Class F Common Stock	12 Months Ended
Dec. 31, 2020
Stockholders' Equity Note [Abstract]
Class A and Class F Common Stock
14. Class A and Class F Common Stock
The Company has two classes of authorized common stock, Class A common stock and Class F common stock. Shares issued on early exercise are not considered outstanding for accounting purposes because the employees are not entitled to the rewards of stock ownership.
The rights of the holders of Class A and Class F common stock are identical, except with respect to (i) electing members of the Board of Directors and (ii)    voting rights. The Class F common stockholders, voting as a group, are entitled to elect up to two directors. Series B preferred holders are entitled to elect one director, and all preferred holders together are entitled to elect one director. The holders of outstanding shares of Class A and Class F common stock, and holders of redeemable convertible preferred stock, voting on an as-converted
basis, are entitled to elect the remaining directors. The Class F common stockholders receive 10:1 voting rights as compared with Class A common stockholders.
As long as shares of Class F common stock are outstanding, the Company must obtain approval from a majority of the holders of the then-outstanding shares of Class F common stock in order to increase or decrease the authorized number of shares of Class F common stock, or to effect any action that adversely impacts the voting or other powers, preferences, or other special rights, privileges, or restrictions of the Class F common stock.
The outstanding shares of Class A and Class F common stock presented on the consolidated balance sheets and on the consolidated statements of mezzanine equity and stockholders’ deficit for the years ended December 31, 2020 and 2019, are the legally outstanding shares, including the shares issued in exchange for related-party
promissory notes.
Class A and Class F common stock is referred to as common stock throughout the notes to the consolidated financial statements, unless otherwise noted.

Transactions Related to Class A and Class F Common Stock
During 2020, the Company repurchased 85,594 of unvested shares of Class A common stock for a cash payment of less than $0.1 million, which resulted in a reduction of deposit liability from the early exercise of stock options. In addition, in May 2020, an executive officer departed the Company, which resulted in the repurchase of 509,602 unvested shares of Class A common stock in exchange for the cancellation of the principal payable of $0.9 million under an associated promissory note.
Warrants for Class A Common Stock
As discussed above, Class A common stock warrants have been issued in connection with vendor service agreements, debt agreements, and issuance of preferred stock. All of the warrants for shares of Class A common stock are classified within stockholders’ equity on the consolidated balance sheets. In July 2020, Class A common stock warrants were exercised to purchase from the Company 143,452 shares of Class A common stock at an exercise price of $0.06 per share. In November 2020, Class A common stock warrants were exercised to purchase from the Company 425,146 and 37,244 shares of Class A common stock at an exercise price of $0.06 and $1.75 per share, respectively. In December 2020, Class A common stock warrants were exercised to purchase from the Company 178,840 and 266,522 shares of Class A common stock at an exercise price of $0.06 and $1.75 per share, respectively.
As of December 31, 2020, the Company had the following vendor warrants outstanding to purchase shares of Class A common stock (in thousands, except for share and per share amounts):

Shares	Exercise Price	Issued	Expiration	Fair Value at Issuance

843,082	$1.75	September 23, 2019	September 23, 2026	$1,160